Exhibit 99.1

Jet.AI Stockholders Approve Proposed flyExclusive Transaction

LAS VEGAS, NV, July 6, 2026 (GLOBE NEWSWIRE) — Jet.AI Inc. (“Jet.AI” or the “Company”) (NASDAQ: JTAI), an emerging provider of high-performance GPU infrastructure and AI cloud services, today announced that its stockholders have approved the proposed transaction with flyExclusive, Inc. (“flyExclusive”) at the Company’s reconvened Special Meeting of Stockholders (“Special Meeting”), which was held on July 2, 2026 at 4:00 p.m. Eastern time.

As of the close of business on May 8, 2026, the record date for the Special Meeting, 1,421,721 shares of the Company’s common stock were outstanding and entitled to vote at the Special Meeting. A total of 778,325 shares of the Company’s common stock were represented in person or by valid proxies at the reconvened Special Meeting. Of the votes cast, 768,718 shares, or approximately 99%, were voted in favor of the transaction, while 5,155 shares, or approximately 0.4%, were voted against the transaction and 4,452 shares, or approximately 0.3%, abstained.

Upon closing, Jet.AI stockholders as of the close of business on July 6, 2026, the record date for the distribution of shares of Jet.AI SpinCo, Inc. common stock, will be entitled to receive the merger consideration, as described in the merger agreement for the transaction and the Company’s definitive proxy statement filed with the SEC on May 4, 2026, while retaining their existing Jet.AI shares. The transaction is intended to allow Jet.AI to continue its transition toward a pure-play artificial intelligence infrastructure and solutions company while enabling flyExclusive to expand its private aviation platform.

The transactions, including the distribution and merger, are subject to the satisfaction or waiver of remaining customary closing conditions and are expected to close on or about July 7, 2026.

“We are grateful for the support of our stockholders and pleased to have reached this important milestone,” said Mike Winston, Founder and Executive Chairman of Jet.AI. “Approval of the transaction advances our plan to sharpen Jet.AI’s focus on AI infrastructure and cloud services while giving our stockholders the opportunity to participate in flyExclusive’s continued growth in the private aviation space.”

About Jet.AI Inc.

Jet.AI Inc. (NASDAQ: JTAI) is a technology-driven company focused on deploying artificial intelligence tools and high-performance GPU infrastructure to enhance decision-making, efficiency, and performance across complex systems. The Company is listed on the NASDAQ Capital Market under the ticker symbol “JTAI.” To learn more, visit www.jet.ai.

Additional Information and Where to Find It

In connection with the transactions contemplated by the Amended and Restated Agreement and Plan of Merger and Reorganization, dated May 6, 2025, between Jet.AI, flyExclusive, FlyX Merger Sub, Inc., and Jet.AI SpinCo, Inc. (as amended, the “Merger Agreement”), flyExclusive has filed a Registration Statement on Form S-4 (File No. 333-284960) (as amended, the “Registration Statement”) to register the shares of flyExclusive common stock that will be issued in connection with the proposed transactions. The Registration Statement was declared effective on April 30, 2026. Jet.AI and flyExclusive filed a definitive proxy statement and final prospectus, respectively (together, the “Proxy Statement/Prospectus”), with the SEC on May 4, 2026 and they each may file with the SEC other relevant documents concerning the proposed transactions. This communication is not a substitute for the Registration Statement, the Proxy Statement/Prospectus, or any other document that the parties have filed or will file with the SEC, or send to stockholders, in connection with the proposed transactions.

This communication is not a substitute for the Registration Statement, the Proxy Statement, or any other document that the parties have filed or will file with the SEC, or send to stockholders, in connection with the proposed Transactions. Copies of the Registration Statement, Proxy Statement/Prospectus, as well as other filings containing information about the Company, may be obtained, free of charge, at the SEC’s website at www.sec.gov . You can also obtain these documents, free of charge, from the Company by accessing the Company’s website at investors.jet.ai, by directing a request to the Company at 10845 Griffith Peak Drive, Suite 200, Las Vegas, NV 89135, Attention: Board Secretary, or by phone at (702) 747-4000. The information on the Company’s website is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed transactions are expected to be implemented solely pursuant to the legally binding definitive agreement, which contains the material terms and conditions of the proposed transactions. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, with respect to the products and services offered by Jet.AI and the markets in which it operates, Jet.AI’s projected future results, and Jet.AI’s perception of market conditions, including the expected timing of the closing and the future business strategy of Jet.AI. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our Company, our industry, our beliefs and our assumptions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results, including the failure to satisfy closing conditions and broader market conditions. As a result, caution must be exercised in relying on forward-looking statements, which speak only as of the date they were made. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s most recent Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and Jet.AI assumes no obligation and does not intend to update or revise these forward-looking statements, whether because of new information, future events, or otherwise, except as provided by law.

Investor Relations Contact:

Gateway Group, Inc.

949-574-3860

Jet.AI@gateway-grp.com